Exhibit 1.1

Blackstone Digital Infrastructure Trust Inc.

Common Stock

Underwriting Agreement

[•], 2026

Goldman Sachs & Co. LLC

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

As representatives (the “Representatives”) of the

several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Blackstone Digital Infrastructure Trust Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [•] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [•] additional shares (the “Optional Shares”) of common stock, par value $0.01 per share (“Stock”), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”). In addition, the Company proposes to issue to the Underwriters up to an aggregate of [•] shares of Stock (the “Firm Bonus Shares”) and, subject to the Underwriters’ purchase of Optional Shares, up to [•] additional shares of Stock (the “Optional Bonus Shares” and, together with the Firm Bonus Shares, the “Bonus Shares”), which Bonus Shares will be distributed by the Underwriters to each investor (other than Blackstone Treasury Holdings III L.L.C., a Delaware limited liability company (the “Blackstone Investor”), and the Invitees (as defined below)) who purchases at least 100 shares of Stock in the initial public offering of the Stock (“Eligible Investors”) in an amount equal to 1% of the Shares purchased by such investor, rounded down to the nearest whole share. The Bonus Shares will be paid for by BX REIT Advisors L.L.C., a Delaware limited liability company, or one or more of its affiliates (which may include the Blackstone Investor) (together, the “Blackstone Entities”) at the initial public offering price set forth on the cover page of the Prospectus (as defined below).

The Company and the Underwriters agree that up to 5% of the Firm Shares to be purchased by the Underwriters (the “Reserved Securities”) shall be reserved for sale by Merrill Lynch, Pierce, Fenner & Smith Incorporated (an affiliate of BofA Securities, Inc., a participating Underwriter, hereafter referred to as “Merrill Lynch”) to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of FINRA and all other applicable laws, rules and regulations. The Company has solely determined, without any direct or indirect participation by the Underwriters or Merrill Lynch, the Invitees who will purchase Reserved Securities (including the amount to be purchased by such persons) sold by Merrill Lynch. To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by 11:59 PM. (New York City time) on the date of this Agreement, such Reserved Securities may be offered to the public by the Underwriters as part of the public offering contemplated hereby.

1. The Company and BXDC Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”), jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

(a) A registration statement on Form S-11 (File No. 333-294977) (the “Initial Registration Statement”) in respect of the Shares and the Bonus Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing; no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares and the Bonus Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares and the Bonus Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b) (i) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (ii) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement);

(c) For the purposes of this Agreement, the “Applicable Time” is [•] [•]m (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication listed on Schedule II(d) hereto do not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication listed on Schedule II(d) hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d) [Reserved];

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f) Neither of the Transaction Entities nor any of their respective subsidiaries has, since the date of the latest audited financial statements of the Company included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Transaction Entities and their respective subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Transaction Entities and their respective subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, except as otherwise set forth in or contemplated by the Registration Statement, the Pricing

Prospectus and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise or settlement, if any, of stock options or other equity awards or the grant or award, if any, of stock options, restricted stock or other equity pursuant to any of the Transaction Entities’ equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance, if any, of Stock upon conversion or exchange of securities of either Transaction Entity as described in the Pricing Prospectus and the Prospectus) or long-term debt of either of the Transaction Entities or any of their respective subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change, or any development that would reasonably be expected to result in a material adverse change or effect, in (i) the condition (financial or otherwise), business or results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Transaction Entities and their subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of either Transaction Entity to perform its obligations under this Agreement, including the issuance and sale of the Shares and the Bonus Shares, or consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;

(g) As of the date hereof, the Transaction Entities and their subsidiaries do not own or lease any real property and have marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(h) Each of the Transaction Entities and each of their respective “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X under the Act) (i) has been duly organized and is validly existing and in good standing or equivalent status (to the extent such concept exists in the applicable jurisdiction) under the laws of its jurisdiction of organization, with power and authority (corporate and other, as applicable) to own or lease its properties and conduct its business as described in the Pricing Prospectus, and (ii) has been duly qualified for the transaction of business and is in good standing or equivalent status (to the extent such concept exists in the applicable jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so organized or qualified, or have such power or authority or be in good standing, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Transaction Entities do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement (except for any (i) non-controlling interests in entities that are not subsidiaries and (ii) unnamed subsidiaries, considered in the aggregate as a single subsidiary, that would not constitute a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) as of the end of the year covered by the Prospectus). The Company is the sole general partner of the Operating Partnership;

(i) The Company has an authorized capitalization as set forth in the Pricing Prospectus; following the filing of the Company’s articles of amendment and restatement (the “Articles of Amendment and Restatement”), all of the issued and outstanding shares of capital stock of the Company will have been duly authorized and will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and Prospectus; and upon the effectiveness of the amended and restated limited partnership agreement of the Operating Partnership, all of the issued equity interests of the Operating Partnership and its subsidiaries will have been duly and validly authorized and will be issued, fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) will be owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(j) Following the filing of the Company’s Articles of Amendment and Restatement, the Shares and the Bonus Shares will have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares and the Bonus Shares is not subject to any preemptive rights;

(k) The issue and sale of the Shares and the Bonus Shares, the compliance by the Company with this Agreement and the consummation of the transactions contemplated by this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either Transaction Entity or any of its respective subsidiaries is a party or by which either Transaction Entity or any of its respective subsidiaries is bound or to which any of the property or assets of either Transaction Entity or any of its subsidiaries is subject, (ii) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over either Transaction Entity or any of its subsidiaries, except, in the case of each of clauses (i) and (iii) above, for such defaults, breaches, conflicts or violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares and the Bonus Shares or the consummation by the Transaction Entities of the other transactions contemplated by this Agreement, except for (v) the registration of the Shares and the Bonus Shares under the Act, (w) the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, (x) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares and the Bonus Shares by the Underwriters, (y) the filing of the Company’s Articles of Amendment and Restatement with the State Department of Assessments and Taxation of the State of Maryland, and (z) as shall have been obtained or made prior to the Time of Delivery; except, in the case of each of the foregoing clauses (v) through (z), where the failure to obtain any such consents, approvals, authorizations, orders, registrations or qualifications or make such filings would not impair, in any material respect, the ability of the Company to issue and sell the Shares and the Bonus Shares or to consummate the transactions contemplated by this Agreement;

(l) None of the Transaction Entities nor any of their respective subsidiaries are (i) in violation of their respective certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute applicable to the Transaction Entities or any of their subsidiaries or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over either Transaction Entity or any of its subsidiaries, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults or violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated herein;

(m) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Stock”, insofar as they purport to constitute a summary of the terms of the Stock, and under the captions “Organizational Structure,” “Distribution Policy,” “Our Manager and the Management Agreement,” “Certain Relationships and Related Person Transactions,” “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” “Description of the Partnership Agreement of BXDC Operating Partnership LP,” “Certain ERISA Considerations,” and “Material U.S. Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(n) Other than as set forth in the Pricing Prospectus, there are no legal or governmental actions, suits, or proceedings pending or, to the knowledge of the Transaction Entities, threatened (i) against or affecting, the Transaction Entities or any of their subsidiaries or (ii) which have as the subject thereof any property owned or leased by the Transaction Entities or any of their subsidiaries, in each case that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or would materially and adversely affect the transactions contemplated by this Agreement; there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Pricing Prospectus;

(o) Each of the Transaction Entities is not and, after giving effect to the offering and sale of the Shares, the Bonus Shares and the application of the proceeds thereof, will not be required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares and the Bonus Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(q) Deloitte & Touche LLP, which has certified certain consolidated financial statements of the Company and its subsidiaries included in the Registration Statement, the Pricing Prospectus and the Prospectus, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(r) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (ii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(s) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established subject to the limitations of any such controls systems;

(t) This Agreement has been duly authorized, executed and delivered by the Transaction Entities;

(u) Neither of the Transaction Entities nor any of their respective subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of either Transaction Entity, any agent, controlled affiliate or other person acting on behalf of either Transaction Entity or any of its subsidiaries has in the last five years (i) made, offered, promised or authorized any contribution, gift, entertainment or other expense (or taken any act in furtherance thereof) in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); (ii) made, offered, promised or authorized any direct or indirect unlawful payment in violation of any Anti-Corruption Laws; or (iii) otherwise violated or is in violation of any Anti-Corruption Laws; each Transaction Entity and its subsidiaries have in the last five years conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained or been subject to, and will continue to maintain or be subject to, policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither of the Transaction Entities nor any of their respective subsidiaries will use, directly or indirectly, the proceeds of the offering of the Shares and the Bonus Shares in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws;

(v) The operations of each Transaction Entity and its respective subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the applicable anti-money laundering laws of the various jurisdictions in which the Transaction Entity and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving either Transaction Entity or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Transaction Entity, threatened;

(w) None of the Company or any of its subsidiaries, the Operating Partnership or any of its subsidiaries, any director or officer of the Company, the Operating Partnership or any subsidiary of the Company or the Operating Partnership, or, to the knowledge of either Transaction Entity, any agent, controlled affiliate or other person acting on behalf of a Transaction Entity or any of its subsidiaries is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), (ii) located, organized, or resident in a country or territory that is the subject or target of comprehensive Sanctions (a “Sanctioned Jurisdiction”, and any person described in the foregoing (i) or (ii), a “Sanctioned Person”), and the Company will not directly or knowingly indirectly use the proceeds of the offering of the Shares and the Bonus Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any Sanctioned Person or in any country or territory that, at the time of such funding, is a Sanctioned Jurisdiction or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; none of the Transaction Entities or any of their respective subsidiaries is engaged in, or has, at any time since April 24, 2019, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Transaction Entities and their subsidiaries have instituted, and maintain, or are subject to, policies and procedures reasonably designed to promote and achieve continued compliance with Sanctions;

(x) The consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(y) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Transaction Entities and each of their respective subsidiaries (i) own or otherwise possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, domain names, copyrights and registrations and applications thereof, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property) (collectively, “Intellectual Property Rights”) necessary for the conduct of their respective businesses as described in the Registration Statement, the Pricing Prospectus and the Prospectus, (ii) do not, through the conduct of their respective businesses, infringe, violate or conflict with any Intellectual Property Rights of others and (iii) have not received any written notice of any claim of infringement, violation or conflict with any Intellectual Property Rights of others that has not been resolved;

(z) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus, the Transaction Entities and each of their respective subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Transaction Entities and each of their subsidiaries as currently conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Transaction Entities and each of their respective subsidiaries have implemented and maintained reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same; and (iii) the Transaction Entities and each of their respective subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, posted internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification;

(aa) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;

(bb) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002, as amended, and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and which the Company is required to comply with as of such time;

(cc) Neither the Company nor any of its controlled affiliates or subsidiaries has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the offering of the Shares and the Bonus Shares;

(dd) The Transaction Entities and each of their respective subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Transaction Entities and their respective subsidiaries have not received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not reasonably be expected to result in a Material Adverse Effect;

(ee) The Transaction Entities and their respective subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as in their reasonable judgment are prudent and customary in the businesses in which they are engaged or as required by law;

(ff) From the time of initial confidential submission of a registration statement related to the Shares and the Bonus Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(gg) Commencing with its taxable year ending December 31, 2026, the Company will be organized and will have operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), and its form of organization and proposed method of operation, as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will enable it to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (to the extent they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the Pricing Prospectus and the Prospectus are accurate summaries of the legal or tax matters described therein in all material respects;

(hh) The Company has no present plan or intention to materially alter its investment policies as described in the Registration Statement, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus;

(ii) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, no person has the right to require a Transaction Entity or any of their subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares and the Bonus Shares by the Company;

(jj) This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(kk) The Transaction Entities and their subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as in their reasonable judgment are prudent and customary in the businesses in which they are engaged or as required by law;

(ll) The Company has specifically directed in writing the allocation of Reserved Securities to each Invitee who will purchase Reserved Securities, and neither Merrill Lynch nor any other Underwriter has had any involvement or influence, directly or indirectly, in such allocation decision;

(mm) The Company has not offered, or caused Merrill Lynch to offer, Reserved Securities to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of its affiliates to alter the customer’s or supplier’s level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products; and

(nn) One or more of the Blackstone Entities have agreed collectively with the Company to make an aggregate payment to the Company in respect of the Bonus Shares in an amount equal to the initial public offering price multiplied by the number of Bonus Shares to be issued at each Time of Delivery (as defined below) as provided herein.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to (i) issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the Firm Shares at a purchase price per share of $[•], which is equal to $[•] per share plus (x) the product of $[•] per share multiplied by the sum of (A) the aggregate number of Firm Shares that the Blackstone Investor agrees to buy from the Underwriters in the Public Offering plus (B) the aggregate number of Firm Shares that Invitees agree to buy from Merrill Lynch in the Public Offering (such sum, the “Blackstone/Invitee Share Amount”), divided by (y) the total number of Firm Shares, and (ii) issue to each of the Underwriters (whether or not the Company has received the purchase price per share for such Firm Bonus Shares pursuant to Section 2(b) below), and each of the Underwriters agrees, severally and not jointly, to receive from the Company, for no additional consideration from the Underwriters, the number of corresponding Firm Bonus Shares set forth opposite the name of such Underwriter in Schedule I hereto, (b) the Blackstone Entities agree to pay to the Company the purchase price per share of $[•] for the Firm Bonus Shares, (c) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to (x) issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[•] (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder, and (y) to issue to each of the Underwriters (whether or not the Company has received the purchase price per share for such Optional Bonus Shares pursuant to Section 2(d) below), and each of the Underwriters agrees, severally and not jointly, to receive from the Company, for no additional consideration from the Underwriters, the number of corresponding Optional Bonus Shares set forth opposite the name of such Underwriter in Schedule I hereto, and (d) the Blackstone Entities agree to pay to the Company the purchase price per share of $[•] for the Optional Bonus Shares so issued.

The Company hereby grants to the Underwriters the right (A) to purchase at their election up to [•] Optional Shares, at the purchase price per share set forth in paragraph 2(c) above for the sole purpose of covering sales of shares of Stock in excess of the number of Firm Shares and (B) to receive from the Company, for no additional consideration from the Underwriters, up to [•] Optional Bonus Shares; provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and corresponding Optional Bonus Shares to be issued and the date on which such Optional Shares and corresponding Optional Bonus Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined below) or, unless the Representatives and the Company otherwise agree in writing, earlier than one business day (or two business days if such notice is received after 4:00 p.m. New York City time) or later than ten business days after the date of such notice.

[The Company agrees to pay to the Underwriters, as additional underwriting compensation, an amount per Firm Share and Optional Share issued pursuant to this Agreement equal to (x) $[•] per share multiplied by (y) 1 minus (i) the Blackstone/Invitee Share Amount divided by (ii) the total number of Firm Shares and Optional Shares, collectively. Such amounts will be payable on the six month anniversary following the completion of the initial public offering to Goldman, Sachs & Co., for the account of the Underwriters and for remittance to each Underwriter in the same proportion that the number of Firm Shares opposite the name of the Underwriter in Schedule I bears to the total number of Firm Shares.]

3. Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4. (a) The Shares to be purchased by each Underwriter and the Bonus Shares to be issued to each Underwriter hereunder and paid for by the Blackstone Entities, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least twenty-four hours in advance (or in respect of Bonus Shares, against payment by or on behalf of the Blackstone Entities of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Blackstone Entities at least twenty-four hours in advance). The Company shall cause the certificates, if any, representing the Shares and the Bonus Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [•], 20[•] or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”. The Representatives shall notify the Company, prior to each Time of Delivery, of any decrease in the number of Bonus Shares to be issued as of such Time of Delivery as provided hereunder as a result of rounding down in the calculation of Bonus Shares to be delivered to Eligible Investors; and

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and Bonus Shares and any additional documents requested by the Underwriters pursuant to Section 8(j) hereof, shall be delivered at the offices of Paul Hastings LLP, 200 Park Avenue, New York, NY 10166 (the “Closing Location”), and the Shares and the Bonus Shares shall be delivered at the Designated Office, all at such Time of Delivery. A meeting shall be held at the Closing Location at [•] p.m., New York City time, on the New York Business Day next preceding such

Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Transaction Entities, jointly and severally, agree with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Transaction Entities with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares and the Bonus Shares, of the suspension of the qualification of the Shares and the Bonus Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares and the Bonus Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares and the Bonus Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and the Bonus Shares; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation (where not otherwise required), file a general consent to service of process in any jurisdiction (where not otherwise required), qualify in any jurisdiction as a broker dealer or subject itself to taxation in any jurisdiction in which it was not otherwise subject to taxation;

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by law to be delivered and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to its security holders as soon as practicable (which may be satisfied by filing with the Commission’s EDGAR system), but in any event not later than 16 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) (1) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or publicly file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares (except for any Registration Statement on Form S-8, or any amendment thereto, to register shares issuable upon exercise of awards granted pursuant to the terms of any employee equity incentive plan), including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than (t) the Shares to be sold hereunder or the Bonus Shares, (u) shares of Stock or substantially similar securities issued pursuant to any employee equity incentive plan described in the Registration Statement, the Pricing Prospectus and the Prospectus (including, for the avoidance of doubt, the Blackstone Digital Infrastructure Trust Inc. Stock Incentive Plan) and any long-term incentive awards disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, (v) shares of Stock in respect of tax withholding payments due upon the exercise, vesting and/or settlement, as applicable, of any long-term incentive awards described in the Registration Statement, the Pricing Prospectus and the Prospectus, (w) shares of Stock or any such substantially similar securities to be transferred as a bona fide gift or gifts, including to charitable organization transferees or recipients; provided that, in the case of this clause (w), each recipient of such shares or substantially similar securities shall execute and deliver to the Representatives a lock-up agreement substantially to the effect set forth in Annex I, (x) shares of Stock or substantially similar securities to be issued upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement (including, without limitation, common units or other limited partnership interests in the Operating Partnership (the “Units”)), (y) the issuance of up to 10% of the outstanding shares of Stock or securities convertible into, exercisable for, or which are otherwise exchangeable for, Stock (including, without limitation, Units or any such substantially similar securities of the Company) in connection with the acquisition of, a joint venture with or a merger with, another company, and the filing of a registration statement with respect thereto; provided that, with respect to this clause (y), prior to any such issuance, each recipient of any such securities shall have executed and delivered to the Representatives an agreement substantially in the form of Annex I hereto, or (z) the facilitation of the establishment of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Stock; provided that, (a) such plans do not provide for the transfer of shares of Stock during the Lock-Up Period and (b) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan (other than the required disclosure on Form 10-Q or Form 10-K or any other applicable Commission form, as applicable, of the entrance into any trading plan during the relevant fiscal quarter; provided that such disclosure includes a statement to the effect that no transfers may be made pursuant to such trading plan during the Lock-Up Period)), without the prior written consent of the Representatives; and

(2) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(i) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver;

(f) To furnish to its stockholders as soon as reasonably practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as reasonably practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail; provided that any report or financial statement that is filed by the Company and publicly available on the Commission’s EDGAR system shall be deemed to have been timely furnished and delivered to the stockholders at the time furnished to or filed with the Commission;

(g) During a period of two years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders and deliver to the Representatives, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that any report, communication or statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to the Representatives at the time furnished or filed with the Commission;

(h) To use the net proceeds received by it from the sale of the Shares and the Bonus Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i) To use its best efforts to list for trading, subject to notice of issuance, the Shares and the Bonus Shares on the New York Stock Exchange (the “Exchange”);

(j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 CFR 202.3a); and

(l) To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares and the Bonus Shares within the meaning of the Act and (ii) the last Time of Delivery.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and shall not make any offer relating to the Shares and the Bonus Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and shall not make any offer relating to the Shares and the Bonus Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) or Schedule II(c) hereto;

(b) The Company has complied and shall comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending, and the Company represents that it has satisfied and agrees that it shall satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any road show;

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company shall give prompt notice thereof to the Representatives and, if requested by the Representatives, shall prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which shall correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication made in reliance upon and in conformity with the Underwriter Information;

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2),

(a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communication, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act.

7. Each of the Transaction Entities covenants and agrees with the several Underwriters that the Company shall pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Transaction Entities’ counsel and accountants in connection with the registration of the Shares and the Bonus Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any blue sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and the Bonus Shares; (iii) all expenses in connection with the qualification of the Shares and the Bonus Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters up to a maximum of $15,000, in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares and the Bonus Shares on the Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters up to a maximum of $50,000, in connection with any required review by FINRA of the terms of the sale of the Shares and the Bonus Shares; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar; (viii) all expenses incurred by the Transaction Entities in connection with any “road show” presentation to potential investors; provided, however, that 50% of the cost of any aircraft charted in connection with the road show or “testing-the-waters” pursuant to Rule 163 shall be paid by the Underwriters (with the Transaction Entities paying the remaining 50% of the cost); and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7. In addition, the Company shall pay or cause to be paid all fees, costs and expenses of Merrill Lynch, including the fees and disbursements of counsel for Merrill Lynch, in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees (provided that the amount payable by the Company with respect to the fees and disbursements of counsel for Merrill Lynch incurred pursuant to this sentence shall not exceed $20,000). It is understood, however, that, except as provided in this Section 7, and Sections 9 and 12 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Shares and Bonus Share to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and each Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or, to the knowledge of the Company, threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Paul Hastings LLP, counsel for the Underwriters, shall have furnished to the Representatives their negative assurance letter and written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) (1) Simpson Thacher & Bartlett LLP, counsel for the Transaction Entities, shall have furnished to the Representatives their negative assurance letter and written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;

(2) Simpson Thacher & Bartlett LLP, tax counsel for the Transaction Entities, shall have furnished to the Representatives their written tax opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives; and

(3) Venable LLP, Maryland counsel for the Transaction Entities, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a customary letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives;

(e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements of the Company included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) except as otherwise set forth in or contemplated by the Registration Statement, the Pricing Prospectus and the Prospectus, since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock (other than as a result of (x) the exercise or settlement, if any, of stock options or other equity awards or the grant or award, if any, of stock options, restricted stock or other equity pursuant to any of the Transaction Entities’ equity plans that are described in the Pricing Prospectus and the Prospectus or (y) the issuance, if any, of Stock upon conversion or exchange of securities of either Transaction Entity as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the Bonus Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(f) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the Bonus Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h) The Shares and the Bonus Shares to be sold at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;

(i) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each officer, director, and stockholder of the Company listed on Schedule III hereto, substantially to the effect set forth in Annex I hereto in form and substance satisfactory to the Representatives;

(j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives);

(k) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section 8 and as to such other matters as the Representatives may reasonably request;

(l) One or more of the Blackstone Entities shall have paid the Company in respect of the Bonus Shares an aggregate amount equal to the initial public offering price multiplied by the number of Bonus Shares to be issued at such Time of Delivery as provided herein; and

(m) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery a certificate of the Chief Financial Officer of the Company, with respect to certain financial data contained in the Registration Statement, Pricing Disclosure Package and the Prospectus, as applicable, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

9. (a) The Transaction Entities, jointly and severally, shall indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “road show” as defined in Rule 433(h) under the Act (a “road show”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information;

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Transaction Entity and its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls, as of the date hereof, such Transaction Entity within the meaning of the Act and the Exchange Act against any losses, claims, damages or liabilities to which such Transaction Entity and its directors, officers and each person, if any, who controls, as of the date hereof, such Transaction Entity within the meaning of the Act and Exchange Act may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and shall reimburse each Transaction Entity and its directors, officers, and each person, if any, who controls, as of the date hereof, such Transaction Entity within the meaning of the Act and Exchange Act for any legal or other expenses reasonably incurred by such Transaction Entity and its directors, officers, and each person, if any, who controls, as of the date hereof, such Transaction Entity within the meaning of the Act and Exchange Act in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Transaction Entities by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus and the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the sixth paragraph under the caption “Underwriting”, and the information contained in the first, second, fifth and sixth sentences of the eleventh paragraph, the first sentence of the twelfth paragraph and the third sentence of the thirteenth paragraph under the caption “Underwriting”;

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties except to the extent that local counsel or counsel with specialized expertise (in addition to any regular counsel) is required to effectively defend against any such action or proceeding. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party;

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the total relative fault of the Transaction Entities on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint; and

(e) The obligations of the Transaction Entities under this Section 9 shall be in addition to any liability which such Transaction Entity may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

(f)

(i)

In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless Merrill Lynch, its affiliates and selling agents and each person, if any, who controls Merrill Lynch within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by 11:59 P.M. (New York City time) on the date of this Agreement or (iii) related to, or arising out of or in connection with, the offering of the Reserved Securities, other than losses, claims, damages or liabilities that are finally judicially determined to have resulted from the bad faith or gross negligence of Merrill Lynch.

(ii)

Promptly after receipt by Merrill Lynch of notice of the commencement of any action, Merrill Lynch shall, if a claim in respect thereof is to be made against the Company, notify the Company in writing of the commencement thereof; provided that the failure to notify the Company shall not relieve the Company from any liability that it may have under the preceding paragraph of this Section 9(f) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Company shall not relieve it from any liability that it may have to Merrill Lynch otherwise than under the preceding paragraph of this Section 9(f). In case any such action shall be brought against Merrill Lynch and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to Merrill Lynch (who shall not, except with the consent of Merrill Lynch, be counsel to the Company), and, after notice from the Company to Merrill Lynch of its election so to assume the defense thereof, the Company shall not be liable to Merrill Lynch under this subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by Merrill Lynch, in connection with the defense thereof other than reasonable costs of investigation. The Company shall not, without the written consent of Merrill Lynch, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not Merrill Lynch is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (x) includes an unconditional release of Merrill Lynch from all liability arising out of such action or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of Merrill Lynch.

(iii)

If the indemnification provided for in this Section 9(f) is unavailable to or insufficient to hold harmless Merrill Lynch under Section 9(f)(i) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by Merrill Lynch as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Merrill Lynch on the other from the offering of the Reserved Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by Merrill Lynch in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and Merrill Lynch on the other in connection with any statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Merrill Lynch on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Reserved Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by Merrill Lynch for the Reserved Securities. If the loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Merrill Lynch on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Merrill Lynch agree that it would not be just and equitable if contribution pursuant to this Section 9(f)(iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(f)(iii). The amount paid or payable by Merrill Lynch as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(f)(iii) shall be deemed to include any legal or other expenses reasonably incurred by Merrill Lynch in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(f)(iii), Merrill Lynch shall not be required to contribute any amount in excess of the amount by which the total price at which the Reserved Securities sold by it and distributed to the Invitees exceeds the amount of any damages which Merrill Lynch has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(iv)

The obligations of the Company under this Section 9(f) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Act and each broker-dealer or other affiliate of Merrill Lynch.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in its discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Shares;

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remain unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default; and

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remain unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Transaction Entities and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Transaction Entities and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Transaction Entities, or any officer or director or controlling person of the Transaction Entities, and shall survive delivery of and payment for the Shares and the Bonus Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Transaction Entities shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein or the Underwriters decline to purchase the Shares and Bonus Shares for any reason permitted under this Agreement, the Transaction Entities shall reimburse the Underwriters through the Representatives for all reasonable and documented out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares and Bonus Shares not so delivered, but the Transaction Entities shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 Attention: General Counsel, facsimile number 1-646-291-1469; and Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department at the same address; and if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to the address of the Transaction Entities set forth in the Registration Statement, Attention: Chief Legal Officer and Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address shall be supplied to the Transaction Entities by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Transaction Entities, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Transaction Entities and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Transaction Entities and each person who controls the Transaction Entities or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares and Bonus Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. Each of the Transaction Entities acknowledges and agrees that (i) the purchase and sale of the Shares and Bonus Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Transaction Entities, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of either Transaction Entity, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of either Transaction Entity with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either Transaction Entity on other matters) or any other obligation to either Transaction Entity except the obligations expressly set forth in this Agreement, (iv) each Transaction Entity has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitute a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Each of the Transaction Entities agrees that it shall not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Transaction Entity in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Transaction Entities and the Underwriters, or any of them, with respect to the subject matter hereof.

18. THIS AGREEMENT AND ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW THAN THE LAWS OF THE STATE OF NEW YORK. Each of the Transaction Entities agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and each of the Transaction Entities agrees to submit to the jurisdiction of, and to venue in, such courts.

19. Each of the Transaction Entities and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

21. Notwithstanding anything herein to the contrary, the Transaction Entities are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Transaction Entities relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States;

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States; and

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature pages follow]

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Transaction Entities. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Transaction Entities for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Blackstone Digital Infrastructure Trust Inc.

By:
Name:
Title:

BXDC Operating Partnership LP

By: Blackstone Digital Infrastructure Trust Inc., its General Partner

By:
Name:
Title:

Agreed and accepted with respect to Sections 1(nn), 2 and 8(l) hereto by:

BX REIT Advisors L.L.C.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

On behalf of each of the Underwriters

Accepted as of the date hereof:

Citigroup Global Markets Inc.

By:
Name:
Title:

On behalf of each of the Underwriters

Accepted as of the date hereof:

Morgan Stanley & Co. LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased	Number of Firm Bonus Shares to be Issued	Number of Optional Shares to be Purchased if Maximum Option Exercised	Number of Optional Bonus Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Barclays Capital Inc.
BofA Securities, Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
BNP Paribas Securities Corp.
SMBC Nikko Securities America, Inc.
SG Americas Securities, LLC
BBVA Securities Inc.
BMO Capital Markets Corp.
Credit Agricole Securities (USA) Inc.
MUFG Securities Americas Inc.
Santander US Capital Markets LLC
TD Securities (USA) LLC
Blackstone Securities Partners L.P.
Academy Securities, Inc.
AmeriVet Securities, Inc.
Blaylock Van, LLC
Drexel Hamilton, LLC
Independence Point Securities LLC
Loop Capital Markets LLC
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.
Roberts & Ryan, Inc.
R. Seelaus & Co., LLC

Total

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Road show dated [•], 2026.

(b) Additional documents incorporated by reference:

None.

(c) Pricing information provided orally by the Underwriters:

The initial public offering price per share for the Shares is $[•].

The number of Firm Shares purchased by the Underwriters from the Company is [•].

(d) Written Testing-the-Waters Communications:

Testing-the-Waters Presentations dated [•].

SCHEDULE III

Name of Stockholder	Address

Nicholas Pell

Michael Forman

Anthony F. Marone, Jr.

Rory Mouat

Andrew Winchell

Timothy Hayes

Katharine A. Keenan

Michael Diverio

Thomas A. Bartlett

Christopher C. Capossela

Diane M. Morefield

Mark L. Myers

BX REIT Advisors L.L.C.

Blackstone Treasury Holdings III L.L.C.

ANNEX I

[FORM OF LOCK-UP AGREEMENT]

Blackstone Digital Infrastructure Trust Inc.

[Date]

Goldman Sachs & Co. LLC

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

As representatives (the “Representatives”) of the

several Underwriters named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Re:Blackstone Digital Infrastructure Trust Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Blackstone Digital Infrastructure Trust Inc., a Maryland corporation (the “Company”), and BXDC Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company the “Transaction Entities”), providing for a public offering (the “Public Offering”) of shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) pursuant to a Registration Statement on Form S-11 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this agreement (this “Lock-Up Agreement”) and continuing to and including the date 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Lock-Up Period”), the undersigned shall not, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock (such shares of Common Stock, options, rights, warrants or other securities, collectively, “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, or (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale or other disposition (whether by the undersigned or someone other than the undersigned) of any Lock-Up Securities.

Notwithstanding the foregoing, the undersigned may:

(a)	transfer the undersigned’s Lock-Up Securities:

(i)	as one or more bona fide gifts, or for bona fide estate planning purposes, including without limitation to charitable organizations or educational institutions,

(ii)	upon death by will, testamentary document or intestate succession,

(iii)

if the undersigned is a natural person, to any member of the undersigned’s immediate family or to any other dependent of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin),

(iv)

to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust,

(v)

if the undersigned is a corporation, partnership, limited liability company or other business entity, as part of a distribution, transfer or disposition by the undersigned to any stockholders, partners, members or other equityholders of the undersigned or its affiliates (including a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned) or to the estate of any such stockholders, partners, members or other equityholders,

(vi)

to an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managed by or under common control, or common investment management, with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership),

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (vi) above,

(viii)	by operation of law, such as pursuant to an order of a court (including a qualified domestic order, divorce settlement, divorce decree or separation agreement or other order) or regulatory agency,

(ix)	to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee,

(x)

if the undersigned is not an officer or director of the Company, in connection with a sale of the undersigned’s shares of Common Stock acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the closing date of the Public Offering,

(xi)

to the Company in connection with the vesting, settlement or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise) that are scheduled to expire or automatically vest during the Lock-Up Period, including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, options, warrants or other rights, or in connection with the conversion of convertible securities, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan, or pursuant to the terms of convertible securities, each as described in the Registration Statement, the Pricing Prospectus and the Prospectus, provided that any securities received upon such vesting, settlement, exercise or conversion shall be subject to the terms of this Lock-Up Agreement, or

(xii)

[as any pledge, charge, hypothecation or other granting of a security interest in the Common Stock or as any security convertible into Common Stock to one or more banks, financial or other lending institutions (“Lenders”) as collateral or security for or in connection with any margin loan or other loans, advances or extensions of credit entered into by the undersigned or any of its direct or indirect subsidiaries and any transfers of such Common Stock or such other securities to the applicable Lender(s) or other third parties upon or following foreclosure upon or enforcement of such Common Stock or such securities in accordance with the terms of the documentation governing any margin loan or other loan, advance, or extension of credit (including, without limitation, pursuant to any agreement or arrangement existing as of the date hereof), provided that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest, or]

(xiii)	with the prior written consent of the Representatives on behalf of the Underwriters;

provided that:

(A)

in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor,

(B)

in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, the donee, devisee, transferee or distributee, as the case may be, shall execute and deliver to the Representatives an agreement in form and substance satisfactory to the Representatives stating that such donee, devisee, transferee or distributee agrees to be bound by the restrictions set forth in this Lock-Up Agreement,

(C)

in the case of clauses (a)(ii), (iii), (iv), (v), (vi) and (vii) above, if any filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public filing, report or announcement, reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer or distribution, (x) the undersigned shall provide the Representatives prior written notice informing it of such filing, report or announcement and (y) such filing, report or announcement shall disclose that (a) such donee, transferee or distributee, as the case may be, agrees to be bound in writing by the restrictions set forth in this Lock-Up Agreement and (b) such transfer or distribution is not for value, if applicable, and

(D)

in the case of clauses (a)(i), (viii), (ix) and (xi) above, if any filing under the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of Common Stock shall be voluntarily made or legally required during the Lock-Up Period, (x) the undersigned shall provide the Representatives prior written notice informing it of such filing, report or announcement and (y) such filing, report or announcement clearly indicates in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clause (a)(i) above, that the donee, devisee, transferee or distributee has agreed to be bound in writing by the restrictions set forth in this Lock-Up Agreement;

(b)

enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period and no public announcement, report or filing under the Exchange Act shall be voluntarily made (whether by or on behalf of the undersigned, the Company or any other party) regarding, or that otherwise discloses, the establishment of such plan during the Lock-Up Period (other than general disclosure in the Company’s periodic reports to the effect that the Company’s directors and officers may enter into such trading plans from time to time), and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate that that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Lock-Up Period; and

(c)

transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement.

The undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer directed or other Shares the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of either Transaction Entity, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Transaction Entities have agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service (or such other method approved by the Representatives that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may have provided or hereafter provide to the undersigned in connection with the Public Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Underwriters have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any shares of Common Stock, and nothing set forth in such disclosures or herein is intended to suggest that any Underwriter is making such a recommendation.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earliest of (i) the date on which the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ option thereunder to purchase additional Shares), (iii) the date on which the Company notifies the Representatives in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Public Offering and (iv) [Date], in the event that the Underwriting Agreement has not been executed by such date.

The undersigned understands that each of the Transaction Entities and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)	(please print complete name of entity)

Name:		By:
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Name:
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Title:
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